BLACKROCK BALANCED CAPITAL FUND, INC.

(the “Fund”)

Supplement dated July 31, 2018 to the

Prospectuses, each dated January 25, 2018, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Prospectuses:

The twelfth paragraph in the section of each Prospectus entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies — Total Return Portfolio” is deleted in its entirety and replaced with the following:

The Total Return Portfolio may invest up to 20% of its net assets in fixed-income securities that are rated below investment grade by the Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s S&P or Fitch, or in unrated securities of equivalent credit quality. Split rated bonds will be considered to have the higher credit rating.

Shareholders should retain this Supplement for future reference.

PRO-10044-0718SUP